UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2019

Diplomat Pharmacy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Michigan	001-36677	38-2063100
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

4100 S. Saginaw St.

Flint, Michigan 48507

(Address of Principal Executive Offices)  (Zip Code)

(888) 720-4450

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	DPLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on December 9, 2019, Diplomat Pharmacy, Inc., a Michigan corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, UnitedHealth Group Incorporated, a Delaware corporation (“Parent”), and Denali Merger Sub, Inc., a Michigan corporation and a wholly owned subsidiary of Parent (“Sub”). Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth in the Merger Agreement, Sub will commence a tender offer (the “Offer”) to purchase all of the issued and outstanding shares of common stock, no par value per share, of the Company (the “Company Common Stock”) at a price per share of $4.00, net to the seller in cash, without interest and subject to any required tax withholding. The Merger Agreement also provides that following the consummation of the Offer, upon the terms and subject to the conditions set forth in the Merger Agreement, Sub will merge with and into the Company (the “Merger”), with the Company surviving as a direct wholly owned subsidiary of Parent.

On December 27, 2019, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) expired in connection with the Offer and the Merger. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the Offer, which remains subject to other conditions, including (i) that there shall have been validly tendered and not properly withdrawn in accordance with the terms of the Offer prior to the expiration of the Offer that number of shares of Company Common Stock that, when added to the shares of Company Common Stock (if any) directly or indirectly owned by Parent and its wholly owned subsidiaries, is equal to at least a majority of the shares of Company Common Stock outstanding at such time (the “Minimum Tender Condition”), (ii) the accuracy of the Company’s representations and warranties in the Merger Agreement and its compliance with its covenants and obligations in the Merger Agreement, in each case subject to certain materiality standards, (iii) the absence of judgments issued by governmental entities of competent jurisdiction or laws enjoining, restraining, prohibiting, preventing or making illegal the making of the Offer, the consummation of the Offer or the Merger and (iv) the receipt of certain consents, authorizations and approvals and the making of certain filings, applications and notices under certain state pharmacy laws.

The transaction is expected to close in early 2020, subject to the satisfaction of the foregoing conditions and the satisfaction of the other closing conditions specified in the Merger Agreement.

Important Additional Information

The tender offer for the outstanding Company Common Stock has not yet commenced. The communication materials referenced above do not constitute an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Company Common Stock will be made only pursuant to an offer to purchase and related materials that Parent and Sub intend to file with the U.S. Securities and Exchange Commission (the “SEC”). If the tender offer is commenced, Parent and Sub will file a Tender Offer Statement on Schedule TO with the SEC, and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. The Tender Offer Statement on Schedule TO (including an offer to purchase, a related letter of transmittal and other offer documents) and the Solicitation/Recommendation Statement on Schedule 14D-9 will contain important information that should be considered before any decision is made with respect to the tender offer. BEFORE MAKING ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These materials will be sent free of charge to Company shareholders when available, and may also be obtained by contacting the Company’s Investor Relations Department at 4100 S. Saginaw Street, Flint, Michigan 48507, (888) 720-4450 or tpowers@Diplomat.is or by contacting D.F. King & Co., Inc., the information agent for the tender offer, at (212) 269-5550 for banks and brokers or (866) 829-0135 for all others, or by email at DPLO@dfking.com. In addition, all of these materials (and all other tender offer documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

Forward-looking statements made herein with respect to the tender offer and related transactions, including, for example, the timing of the completion of the tender offer and the merger or the potential benefits of the tender offer and the merger, reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, the Company’s actual results may differ materially from its expectations or projections.

The following factors, among others, could cause actual plans and results to differ materially from those described in forward-looking statements. Such factors include, but are not limited to, the effect of the announcement of the tender offer and related transactions on the Company’s business relationships, operating results and business generally; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, and the risk that the merger agreement may be terminated in circumstances that require the Company to pay a termination fee; the outcome of any legal proceedings that may be instituted against the Company related to the transactions contemplated by the merger agreement, including the tender offer and the merger; uncertainties as to the number of shareholders of the Company who may tender their stock in the tender offer; the failure to satisfy other conditions to consummation of the tender offer or the merger, including the receipt of regulatory approvals related to the merger (and any conditions, limitations or restrictions placed on these approvals); risks that the tender offer and related transactions disrupt current plans and operations and the potential difficulties in employee retention as a result of the proposed transactions; the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties; and those risks and uncertainties discussed from time to time in the Company’s other reports and other public filings with the SEC.

Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in its periodic filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2018. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov, on the Company’s website http://ir.diplomat.is/investors/default.aspx or upon request via email to tpowers@Diplomat.is. The Company disclaims any obligation or undertaking to update or revise the forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diplomat Pharmacy, Inc.

	By:	/s/Christina Flint
Christina Flint
Senior Vice President, General Counsel and Secretary

Date: December 30, 2019